Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	January 31, 2015	February 1, 2014
Assets
Current assets:
Cash and cash equivalents	$38,044	$33,431
Accounts receivable, less allowance for uncollectible accounts of $1,604 and $1,320	31,013	25,152
Merchandise inventories	656,957	672,354
Prepaid expenses	27,952	29,282
Other current assets	55,986	63,405
Assets held for disposal	2,648	2,013
Total current assets	812,600	825,637
Property and equipment, net of accumulated depreciation of $1,251,797 and $1,227,121	604,380	625,525
Goodwill	32,869	56,794
Deferred income taxes	56,571	57,686
Other long-term assets	35,321	39,839
Total assets	$1,541,741	$1,605,481

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$227,132	$256,031
Trade payable program liability	140,904	129,801
Accrued expenses	226,176	237,403
Deferred income taxes	61,216	69,373
Current maturities of long-term debt	2,000	2,000
Total current liabilities	657,428	694,608

Long-term debt less current maturities	211,000	199,500
Other long-term liabilities	45,567	48,485
Deferred gain from asset sales	103,596	114,823
Commitments and contingencies
Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557
Additional paid-in capital	298,299	297,009
Retained earnings	397,890	432,332
Accumulated other comprehensive income	(391)	379
Treasury stock, at cost - 14,988,205 shares and 15,358,872 shares	(240,205)	(250,212)
Total stockholders’ equity	524,150	548,065
Total liabilities and stockholders’ equity	$1,541,741	$1,605,481

Supplemental balance sheet information:
Working capital	$155,172	$131,029
Current ratio	1.24	1.19
Accounts payable to inventory ratio	56.0%	57.4%
Total debt as a percent of total capitalization	28.9%	26.9%
Debt as a percent of total capitalization, net	25.0%	23.5%

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME

(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended				Fifty-two weeks ended
	January 31, 2015		February 1, 2014		January 31, 2015			February 1, 2014
		%		%		%			%
	Amount	Sales	Amount	Sales	Amount	Sales		Amount	Sales

Merchandise sales	$385,105	76.6	$384,884	77.6	$1,593,883	76.5		$1,608,697	77.8
Service revenue	117,318	23.4	110,849	22.4	490,720	23.5		457,871	22.2
Total revenues	502,423	100.0	495,733	100.0	2,084,603	100.0		2,066,568	100.0
Costs of merchandise sales	280,807	72.9	270,233	70.2	1,124,755	70.6		1,108,359	68.9
Costs of service revenue	121,931	103.9	121,484	109.6	484,404	98.7		470,832	102.8
Total costs of revenues	402,738	80.2	391,717	79.0	1,609,159	77.2		1,579,191	76.4
Gross profit from merchandise sales	104,298	27.1	114,651	29.8	469,128	29.4		500,338	31.1
Gross (loss) profit from service revenue	(4,613)	(3.9)	(10,635)	(9.6)	6,316	1.3		(12,961)	(2.8)
Total gross profit	99,685	19.8	104,016	21.0	475,444	22.8		487,377	23.6
Selling, general and administrative expenses	118,837	23.7	110,617	22.3	484,182	23.2		464,852	22.5
Goodwill impairment	23,925	4.8	0	—	23,925	1.1		—	—
Net (gain) loss from dispositions of assets	(14,325)	(2.9)	13	—	(13,806)	(0.7)		227	—
Operating (loss) profit	(28,752)	(5.7)	(6,614)	(1.3)	(18,857)	(0.9)		22,298	1.1
Other income	13	—	422	0.1	1,188	0.1		1,789	0.1
Interest expense	(3,604)	(0.7)	(3,912)	(0.8)	(13,873)	(0.7)		(14,797)	(0.7)
(Loss) earnings from continuing operations before income taxes and discontinued operations	(32,343)	(6.4)	(10,104)	(2.0)	(31,542)	(1.5)		9,290	0.5
Income tax (benefit) expense	(5,690)	17.6 (1)	(6,837)	67.7 (1)	(4,581)	(14.5	)(1)	2,237	24.1 (1)
(Loss) earnings from continuing operations before discontinued operations	(26,653)	(5.3)	(3,267)	(0.7)	(26,961)	(1.3)		7,053	0.3
Loss from discontinued operations, net of tax	(13)	—	(64)	—	(332)	—		(188)	—
Net (loss) earnings	(26,666)	(5.3)	(3,331)	(0.7)	(27,293)	(1.3)		6,865	0.3

Basic (loss) earnings per share:
(Loss) earnings from continuing operations before discontinued operations	$(0.50)		$(0.06)		$(0.50)			$0.13
(Loss) from discontinued operations, net of tax	—		—		(0.01)			—
Basic (loss) earnings per share	$(0.50)		$(0.06)		$(0.51)			$0.13

Diluted (loss) earnings per share:
(Loss) earnings from continuing operations before discontinued operations	$(0.50)		$(0.06)		$(0.50)			$0.13
(Loss) from discontinued operations, net of tax	—		—		(0.01)			—
Diluted (loss) earnings per share	$(0.50)		$(0.06)		$(0.51)			$0.13

Other comprehensive (loss) income:
Derivative financial instruments adjustment, net of tax	(434)		40		(770)			1,359
Other comprehensive (loss) income	(434)		40		(770)			1,359
Comprehensive (loss) income	$(27,100)		$(3,291)		$(28,063)			$8,224

(1) As a percentage of earnings from continuing operations before income taxes and discontinued operations.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

Fifty-two weeks ended	January 31, 2015	February 1, 2014

Cash flows from operating activities:
Net (loss) earnings	$(27,293)	$6,865
Adjustments to reconcile net (loss) earnings to net cash provided by continuing operations:
Net loss from discontinued operations	332	188
Depreciation	75,099	78,439
Amortization of deferred gain from asset sales	(13,389)	(12,604)
Amortization of deferred financing costs	2,563	2,993
Stock compensation expense	2,257	2,992
Deferred income taxes	(6,588)	(79)
Net (gain) loss from dispositions of assets	(13,806)	227
Asset impairment	7,535	7,659
Goodwill impairment	23,925	—
Other	(139)	(493)
Changes in assets and liabilities, net of the effects of acquisitions:
Decrease (increase) in accounts receivable, prepaid expenses and other	4,366	(6,511)
Decrease (increase) in merchandise inventories	15,397	(31,146)
(Decrease) increase in accounts payable	(27,963)	8,378
(Decrease) increase in accrued expenses	(11,853)	6,115
Decrease in other long-term liabilities	(2,391)	(3,345)
Net cash provided by continuing operations	28,052	59,678
Net cash used in discontinued operations	(608)	(274)
Net cash provided by operating activities	27,444	59,404

Cash flows from investing activities:
Capital expenditures	(67,269)	(53,982)
Proceeds from dispositions of assets	20,227	21
Acquisitions, net of cash acquired	—	(10,694)
Additions to collateral investment	—	(2,312)
Release of collateral investment	—	1,650
Net cash used in investing activities	(47,042)	(65,317)

Cash flows from financing activities:
Borrowings under line of credit agreements	598,495	40,745
Payments under line of credit agreements	(584,995)	(37,245)
Borrowings on trade payable program liability	182,462	154,985
Payments on trade payable program liability	(171,359)	(174,902)
Payment for finance issuance cost	—	(770)
Debt payments	(2,000)	(2,000)
Proceeds from stock issuance	1,608	2,095
Repurchase of common stock	—	(2,750)
Net cash provided by (used in) financing activities	24,211	(19,842)
Net increase (decrease) in cash and cash equivalents	4,613	(25,755)
Cash and cash equivalents at beginning of period	33,431	59,186
Cash and cash equivalents at end of period	$38,044	$33,431

Supplemental cash flow information:
Cash paid for income taxes	$1,418	$4,377
Cash received from income tax refunds	$292	$1,251
Cash paid for interest	$11,377	$12,027
Accrued purchases of property and equipment	$3,346	$3,467

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

		Thirteen weeks ended		Fifty-two weeks ended
		January 31, 2015	February 1, 2014	January 31, 2015	February 1, 2014

(a) (Loss) earnings from continuing operations before discontinued operations		$(26,653)	$(3,267)	$(26,961)	$7,053
Loss from discontinued operations, net of tax		(13)	(64)	(332)	(188)

Net (loss) earnings		$(26,666)	$(3,331)	$(27,293)	$6,865

(b) Basic average number of common shares outstanding during period		53,816	53,422	53,608	53,378

Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		—	546	—	585

(c) Diluted average number of common shares assumed outstanding during period		53,816	53,968	53,608	53,963

Basic (loss) earnings per share:
(Loss) earnings from continuing operations before discontinued operations	(a) / (b)	$(0.50)	$(0.06)	$(0.50)	$0.13
(Loss) from discontinued operations, net of tax		—	—	(0.01)	—
Basic (loss) earnings per share		$(0.50)	$(0.06)	$(0.51)	$0.13

Diluted (loss) earnings per share:
(Loss) earnings from continuing operations before discontinued operations	(a) / (c)	$(0.50)	$(0.06)	$(0.50)	$0.13
(Loss) from discontinued operations, net of tax		—	—	(0.01)	—
Diluted (loss) earnings per share		$(0.50)	$(0.06)	$(0.51)	$0.13

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Fifty-two weeks ended
	January 31, 2015	February 1, 2014	January 31, 2015	February 1, 2014

Capital expenditures	$12,294	$15,648	$67,269	$53,982
Depreciation	$19,581	$18,948	$75,099	$78,439
Non-operating income:
Net rental revenue	$(30)	$377	$1,009	$1,409
Investment income	35	43	187	175
Other income	8	2	(8)	205
Total	$13	$422	$1,188	$1,789

Comparable sales percentages:
Service	5.1%	1.4%	4.9%	1.6%
Merchandise	-0.2%	-3.4%	-1.6%	-2.1%
Total	1.3%	-2.4%	-0.1%	-1.3%

Total square feet of retail space (including service centers)			12,942,000	12,907,000

Store count
Supercenter			563	568
Service & Tire Center			237	225
Retail Only			6	6
Total			806	799

Sales and gross profit by line of business (A):
Service center revenue	$279,985	$269,131	$1,151,575	1,110,958
Retail sales	222,438	226,602	933,028	955,610
Total revenues	$502,423	$495,733	$2,084,603	$2,066,568

Gross profit from service center revenue, prior to impairment charge	$49,554	$43,942	$235,169	215,181
Service center revenue impairment charge	(1,560)	(1,836)	(5,039)	(5,328)
Gross profit from service center revenue	$47,994	$42,106	$230,130	$209,853

Gross profit from retail sales, prior to impairment charge	$52,422	$62,851	$247,809	279,855
Retail sales impairment charge	(731)	(941)	(2,495)	(2,331)
Gross profit from retail sales	$51,691	$61,910	$245,314	$277,524

Total gross profit	$99,685	$104,016	$475,444	$487,377

Comparable sales percentages by line of business (A):
Service center revenue	3.2%	-0.3%	1.4%	0.2%
Retail sales	-1.0%	-4.6%	-1.9%	-3.1%
Total revenues	1.3%	-2.4%	-0.1%	-1.3%

Gross profit percentage by line of business (A):
Gross profit percentage from service center revenue, prior to impairment charge	17.7%	16.3%	20.4%	19.4%
Impairment charge	(0.6)	(0.7)	(0.4)	(0.5)
Gross profit percentage from service center revenue	17.1%	15.6%	20.0%	18.9%

Gross profit percentage from retail sales, prior to impairment charge	23.6%	27.7%	26.6%	29.3%
Impairment charge	(0.3)	(0.4)	(0.3)	(0.2)
Gross profit percentage from retail sales	23.2%	27.3%	26.3%	29.0%

Total gross profit percentage	19.8%	21.0%	22.8%	23.6%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.